UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2016

Huntsman Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32427	42-1648585
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10003 Woodloch Forest Drive
The Woodlands, Texas	77380
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(281) 719-6000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On October 28, 2016, we issued a press release announcing our results for the three months ended September 30, 2016.  The press release is furnished herewith as Exhibit 99.1.

We will hold a telephone conference to discuss our third quarter 2016 results on Friday, October 28, 2016 at 10 a.m. Eastern Time.

Call-in number for U.S. participants:	(888) 680 - 0890
International participants:	(617) 213 - 4857
Passcode:	928 629 27#

The conference call will be available via webcast and can be accessed from the investor relations page of our website at http://www.huntsman.com.

The conference call will be available for replay beginning October 28, 2016 and ending November 4, 2016. The call-in numbers for the replay are as follows:

Within the U.S.:	(888) 286 - 8010
International participants:	(617) 801 - 6888
Replay code:	23056817

Information with respect to the conference call, together with a copy of the press release furnished herewith as Exhibit 99.1, is available on the investor relations page of our website at http://www.huntsman.com.

Item 7.01. Regulation FD.

In connection with our previously announced plans to separate our Pigments and Additives and Textile Effects businesses through a U.S. tax-free spin-off to our stockholders, on October 28, 2016, Huntsman Spin Corporation filed an initial registration statement on Form 10 with the U.S. Securities and Exchange Commission. Subject to market conditions, we expect the spin-off to be completed in the first half of 2017.  Information regarding the spin-off is included in the press release furnished herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits.

Number	Description of Exhibits

99.1	Press Release dated October 28, 2016 regarding third quarter 2016 earnings and Form 10 registration statement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTSMAN CORPORATION

/s/ KURT D. OGDEN
Vice President, Investor Relations and Finance

Dated: October 28, 2016

EXHIBIT INDEX

Number	Description of Exhibits

99.1	Press Release dated October 28, 2016 regarding third quarter 2016 earnings and Form 10 registration statement